UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2021
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (917) 671-9198

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2021, Peloton Interactive, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to that certain Amended and Restated Revolving Credit Agreement, dated June 20, 2019 (as amended by the First Amendment, dated as of February 8, 2021), by and among the Company and JPMorgan Chase Bank, N.A., as administrative agent, lead arranger and bookrunner, and Barclays Bank PLC, Citibank, N.A. and Goldman Sachs Bank USA, as joint syndication agents (the “Credit Agreement”).

The Second Amendment amends certain provisions of the Credit Agreement to, among other changes, increase the lenders’ aggregate commitments to extend credit to the Company from an aggregate amount of $285.0 million in revolving loans to an aggregate amount of $500.0 million in revolving loans, extend the maturity date for $465.0 million of the commitments to December 10, 2026, with $35.0 million of the commitments expiring on June 20, 2024, and modify certain covenants contained therein.

The Credit Agreement contains customary affirmative covenants as well as customary covenants that restrict the Company’s ability to, among other things, incur additional indebtedness, sell certain assets, guarantee obligations of third parties, declare dividends or make certain distributions, and undergo a merger or consolidation or certain other transactions. The Credit Agreement also contains certain financial condition covenants, including maintaining a total level of liquidity of not less than $250.0 million and maintaining a minimum total four-quarter revenue level of $3.0 billion (which are replaced with a covenant to maintain a minimum debt to adjusted EBITDA ratio upon the Company’s meeting a specified adjusted EBITDA threshold).

The foregoing description of the Second Amendment is qualified in its entirety by reference to the terms of the Second Amendment, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2021.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of the Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: December 13, 2021	By:	/s/ Hisao Kushi
Hisao Kushi
Chief Legal and Culture Officer